                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 20, 2006
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                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

        New York                     0-3319                    13-1784308
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

          One Commerce Park, Valhalla, NY                    10595
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     (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
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          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On June 20, 2006, Del Global  Technologies  Corp.,  a New York  corporation
(the  "Company"),  announced  its  results  for the fiscal  2006 third  quarter, including  summary  balance sheet data. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

     The  information  furnished  pursuant to this  Current  Report on Form 8-K, including the exhibit  hereto,  shall not be considered  "filed" for purposes of
Section 18 of the  Securities  Exchange  Act of 1934,  as amended,  or otherwise subject  to the  liability  of such  section,  nor shall it be  incorporated  by reference  into future  filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended,  unless the Company expressly  sets  forth in such  future  filing  that such  information  is to be considered "filed" or incorporated by reference therein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.
          Not Applicable

     (b)  Pro Forma Financial Information.
          Not Applicable

     (c)  Shell Company Transactions.
          Not Applicable

     (d)  Exhibits

          Exhibit No.       Exhibits
          -----------       --------

          99.1              Press Release dated June 20, 2006.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                               DEL GLOBAL TECHNOLOGIES CORP.
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                                                      (Registrant)

Date: June 20, 2006                    By: /s/ Mark A. Koch
                                           -------------------------------------
                                           Mark A. Koch
                                           Principal Accounting Officer and
                                           Treasurer

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                                  EXHIBIT INDEX

Exhibit No.    Exhibits
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99.1           Press Release dated June 20, 2006.

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